SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 21, 2005

Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Vermont	0-11595	03-0287342
(State or Other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

275 Kennedy Drive		05403
So. Burlington, Vermont		(Zip Code)
(Address of principal executive offices)

(802) 658-3400
(Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      The following information is furnished under Item 2.02 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section . The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

      On January 20, 2005, Merchants Bancshares, Inc. (the "Company") issued a press release announcing its results of operations for the quarter and year ended December 31, 2004. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

(d) On January 20, 2005, the Board of Directors (the "Board") of the Company elected John A. Kane as a director of the Company and as a member of the Audit Committee of the Board.

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      On January 20, 2005, the Company issued a press release relating to the above matters. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a). Inapplicable

(b). Inapplicable

(c). Exhibits

      99.1 Press Release issued by Merchants Bancshares, Inc. (the "Company") on January 20, 2005, announcing the Company's results for the quarter and year ended December 31, 2004; and the election of a new director at its regular meeting of the board of directors on January 20, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

By:	/s/ Janet P. Spitler

Janet P. Spitler
Chief Financial Officer & Treasurer

Date:	January 21, 2005

Exhibit 99.1

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